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                                                                    EXHIBIT 23.1

                               AUDITORS' CONSENT

     As independent public accountants, we hereby consent to the use of our report dated May 17, 1996, included in and made part of the Form 10-K of Nerox Energy Corporation.













/s/ SADDINGTON . CACCIAMATTA


Irvine, California
June 20, 1996